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                                                                    EXHIBIT 10.2



                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This First Amendment to Credit Agreement ("Amendment") is entered into between Compass Bank, an Alabama state bank ("Lender") and Toreador Royalty Corporation, a Delaware corporation, Toreador Exploration & Production, Inc., a Texas corporation, and Tormin, Inc., a Delaware corporation (the "Borrowers") and Toreador Acquisition Corporation, a Texas corporation (the "Guarantor") and is dated as of December 17, 1999. Terms defined in the Credit Agreement between the Lender and the Borrowers and the Guarantor dated September 30, 1999, as amended (the "Credit Agreement"), are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

                                R E C I T A L S:

         WHEREAS, Toreador Exploration & Production, Inc. ("Toreador Exploration") has entered into a Purchase and Sale Agreement ("Purchase Agreement") dated November 24, 1999, with Lario Oil & Gas Company ("Lario") for the purchase by Toreador Exploration of certain oil and gas properties located in Finney County, Kansas for $5,000,000 in cash at the closing of such purchase and $500,000 in installments (the "Lario Installment Debt"), as described in the Purchase Agreement;

         WHEREAS, the Borrowers have requested that the Lender increase the Borrowing Base under the Credit Agreement to $12,500,000 and provide a term loan in the amount of $2,000,000, the proceeds of which will be utilized to make such purchase described in the Purchase Agreement;

         WHEREAS, the Borrowers anticipate repaying the Term Loan (hereinafter defined) and repaying the Lario Installment Debt from the proceeds of the Subordinated Debt;

         WHEREAS, the Lender is willing to amend the Credit Agreement to permit the above described transactions under the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrowers, the Guarantor and the Lender hereby agree as follows:

         1. The following definitions are hereby added to Section 1.1 of the Credit Agreement as follows:

                  "First Amendment to Credit Agreement" means the First Amendment to Credit Agreement dated December 17, 1999, between the Lenders, the Borrowers and the Guarantor.

                  "Subordinated Debt" shall mean Debt of the Parent evidenced by a promissory note or notes issued by the Parent after February 29, 2000, and before March 1, 2001, in the aggregate principal amount not to exceed $15,000,000, which Debt shall be subordinated in payment and liquidation to the Note and the Term Loan and shall contain provisions and restrictions effecting the following so long as the Note or Term Loan remain outstanding: (i)



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         No interest or principal payments shall be required or accepted on the
         Subordinated Debt after a Default or if any such payment would cause a Default to occur; (ii) upon the occurrence of an Event of Default, the holders of the Subordinated Debt shall not be entitled to make demand for payment of interest or principal on the Subordinated Debt, to accelerate the time for payment of the principal of the Subordinated Debt or to take any other collection action against any of the Borrowers or the Guarantor for a period of 365 days following such Event of Default; (iii) the per annum interest rate payable on the Subordinated Debt shall not exceed 7-1/2% without the Lender's prior written consent; (iv) the holders of the Subordinated Debt shall not be entitled to require the prepayment of the Subordinated Debt prior to maturity of the Subordinated Debt or a redemption of the Subordinated Debt prior to maturity of the Subordinated Debt; (v) the Subordinated Debt shall at all times be and remain unsecured; and (vi) the maturity date of Subordinated Debt must be no earlier than March 31, 2010, unless the Lender otherwise consents in writing.

                  "Term Loan" shall mean the $2,000,000 term loan being made concurrently herewith by the Lender to the Borrowers pursuant to a term loan note in the form of Attachment One hereto.


         2. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entireties as follows:

                  "Compliance Certificate" means a certificate, substantially in the form attached to the First Amendment to Credit Agreement entitled "Form of Compliance Certificate", executed by a Responsible Officer of the Parent and furnished to the Lender from time to time in accordance with Section 7.2(a).

                  "Floating Rate" means the greater of (i) a per annum interest rate equal to the difference of the CBIR Rate from time to time in effect minus three-fourths of one percent (minus 3/4 of 1.0%), or (ii) at any time the outstanding principal of the Note plus the outstanding principal of the Term Loan plus the L/C Exposure equals or exceeds 80% of the Borrowing Base in effect at such time, a per annum interest rate equal to the CBIR Rate from time to time in effect minus one-fourth of one percent (minus 1/4 of 1.0%) or (iii) at any time the daily average for the prior calendar month of the outstanding principal of the Note plus the outstanding principal of the Term Loan plus the L/C Exposure equals or exceeds 80% of the daily average for such prior calendar month of the Borrowing Base in effect during such month, a per annum interest rate equal to the CBIR Rate from time to time in effect minus one-fourth of one percent (minus 1/4 of 1.0%); but in no event exceeding in any case the Highest Lawful Rate.

                  "Permitted Indebtedness" means (i) the Obligations, (ii) unsecured accounts payable incurred in the ordinary course of business, which are not unpaid in excess of 120 days beyond the due date thereof or are being contested in good faith and as to which such reserve as is required by GAAP has been made and on which interest charges are not paid or accrued,



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         (iii) accrued taxes and unsecured accounts payable owed to insurance companies for insurance contracts maintained by Borrower in its ordinary course of business, (iv) endorsements of negotiable instruments in the ordinary course of business, (v) amounts owed by one of the Borrowers or the Guarantor to another Borrower or the Guarantor,
         (vi) the Subordinated Debt and (vii) the Term Loan.

         3. The Borrowing Base shall be $12,500,000 as of December 17, 1999, and the amount by which the Borrowing Base shall automatically be reduced on the first day of each month shall be $0.00 per month until January 1, 2000. On January 1, 2000, and on the first day of each month thereafter, the amount by which the Borrowing Base shall automatically be reduced shall be $115,000 per month until redetermined in accordance with the Credit Agreement.

         4. On the date hereof, the Borrowers shall pay to the Lender a facility fee of $10,000 as required under Section 2.6(c) of the Credit Agreement.

         5. Section 2.8(f) is hereby added to the Credit Agreement as follows:

                  (f) In addition to and notwithstanding the provisions of
Section 2.8(a) above, the Lender shall have the right to redetermine the Borrowing Base at any time or times that Subordinated Debt is issued by the Parent exceeding, when aggregated with all Subordinated Debt previously issued, the amount of $4,000,000, and any such redeterminations of the Borrowing Base shall be treated as a scheduled or Borrower requested redeterminations of the Borrowing Base for the purposes of Section 2.6(b).

         6. The Borrowers shall pay to the Lender an engineering fee in the amount of $7,500 on the date hereof.

         7. Section 7.15(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

         (a) EBITDA to Debt Service Ratio. The Borrowers will not permit the ratio of EBITDA to Debt Service for the Parent determined on a consolidated basis, to be less than 1.25 to 1.0, determined as of the end of each fiscal quarter of the Parent ending on or after December 31, 1999.

                  "EBITDA" means, for any fiscal quarter of the Parent, the net income from operations of the Parent and its consolidated subsidiaries for such quarter plus interest, taxes, depreciation, amortization, depletion, and other non-cash expenses of the Parent and its consolidated subsidiaries for such quarter less gains on sales of assets and other non-cash income for such quarter included in the determination of net income from operations of the Parent and its consolidated subsidiaries. EBITDA is a quarter-by-quarter calculation.

                  "Debt Service" means with respect to any fiscal quarter of the Parent, the actual principal and interest payments on the Debt of the Parent and its consolidated



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                  subsidiaries during such quarter other than for the Note plus required principal and interest payments on the Note during such quarter.

         8. The proceeds of the Subordinated Debt shall be applied, upon receipt, as follows and in the following order:

                  (a) to accrued, unpaid interest on the Term Loan,

                  (b) to the outstanding principal of the Term Loan, whether as a payment or a prepayment, until fully paid,

                  (c) to the Lario Installment Debt, whether as a payment or a prepayment, until fully paid, and

                  (d) for general corporate purposes, except that such proceeds shall not be used to pay dividends on the common stock of the Parent.

         9. Title. The Lender shall have no obligation to fund any additional amounts due to the increase in the Borrowing Base as referred to in the recitals hereof, or to fund the Term Loan described herein, unless all matters related to title of the properties being acquired from Lario are satisfactory to the Lender and its counsel in their sole discretion. In this connection, the review of title information related to the properties being acquired from Lario has not been completed by counsel to the Lender as of the date of execution of this Amendment.

         10. GOVERNING LAW. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 346 OF THE FINANCE CODE (WHICH REGULATES CERTAIN CREDIT LOAN ACCOUNTS AND TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THE NOTE.

         11. JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDER, IN COURTS HAVING SITUS IN DALLAS, DALLAS COUNTY, TEXAS. EACH BORROWER AND THE GUARANTOR HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN DALLAS, DALLAS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

         12. WAIVER OF RIGHTS TO JURY TRIAL. EACH BORROWER, THE GUARANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY,



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INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY
JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

         13. Counterparts. For the convenience of the parties, this Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

         14. Effect. Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect.

         15. ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, this Amendment is deemed executed effective as of the date first above written.

                                              BORROWERS:

                                              TOREADOR ROYALTY CORPORATION,
                                              TOREADOR EXPLORATION & PRODUCTION,
                                              INC. and TORMIN, INC.
4809 Cole Avenue
Suite 108
Dallas, Texas 75205                           By:    /s/ G. THOMAS GRAVES, III
Telecopy: 214/521-3774                            ------------------------------
                                              Name:  G. Thomas Graves, III
                                              Title: President of each Borrower


                                              GUARANTOR:

                                              TOREADOR ACQUISITION CORPORATION
4809 Cole Avenue
Suite 108
Dallas, Texas 75205                           By:    /s/ G. THOMAS GRAVES, III
Telecopy: 214/521-3774                            ------------------------------
                                              Name:  G. Thomas Graves, III
                                              Title: President

                                              LENDER:

                                              COMPASS BANK
8080 N. Central Expressway
Suite 370
Dallas, Texas 75206                           By:    /s/ CHRIS D. COWAN
Attention: Energy Group                           ------------------------------
Telecopy: 214/706-8054                        Name:  Chris D. Cowan
                                              Title: Assistant Vice President



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                                 ATTACHMENT ONE

                                 Term Loan Note








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                         FORM OF COMPLIANCE CERTIFICATE

                             _______________,_____


Compass Bank
8080 N. Central Expressway, Suite 370
Dallas, Texas  75206
         Attention:  Energy Group

         Re: Credit Agreement dated September 30, 1999, by and between Compass Bank (the "Lender") and Toreador Royalty Corporation, Toreador Exploration & Production, Inc. and Tormin, Inc. ( the "Borrowers") and Toreador Acquisition Corporation, as Guarantor (as amended, restated, or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

         Pursuant to applicable requirements of the Credit Agreement, the undersigned, as a Responsible Officer of each Borrower hereby certifies to you the following information as true and correct as of the date hereof or for the period indicated, as the case may be:

         [1. TO THE BEST OF THE KNOWLEDGE OF THE UNDERSIGNED, NO DEFAULT EXISTS AS OF THE DATE HEREOF OR HAS OCCURRED SINCE THE DATE OF OUR PREVIOUS CERTIFICATION TO YOU, IF ANY.]

         [1. TO THE BEST OF THE KNOWLEDGE OF THE UNDERSIGNED, THE FOLLOWING DEFAULTS EXIST AS OF THE DATE HEREOF OR HAVE OCCURRED SINCE THE DATE OF OUR PREVIOUS CERTIFICATION TO YOU, IF ANY, AND THE ACTIONS SET FORTH BELOW ARE BEING TAKEN TO REMEDY SUCH CIRCUMSTANCES:]

         2. The compliance of the Borrowers with certain financial covenants of the Credit Agreement, as of the close of business on___________ , is evidenced by the following:

         (a)   Section 7.15(a): EBITDA to Debt Service.

               Required                                            Actual
              ----------                                          --------

               Not less than 1.25 to 1.00                          _____ to 1.00

         (b)   Section 7.15(b): Current Ratio.

               Required                                            Actual
             -----------                                          --------

               Not less than 1.00 to 1.00                          ____ to 1.00



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         3. The financial statements being delivered to the Lender concurrently herewith pursuant to the Credit Agreement fairly and accurately reflect the financial condition and results of operation of the Borrowers for the periods and as of the dates set forth therein, and the undersigned has reviewed the terms of the Credit Agreement and the other Loan Papers, and has made, or caused to be made under my supervision, a review of the transactions and financial condition of the Borrowers during the fiscal period covered by such financial statements.

         Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

                             Very truly yours,



                             -------------------------------------

                             [----------------------------]

                             [_____________] of Toreador Royalty Corporation,

                             Toreador Exploration & Production, Inc. and Tormin, Inc.




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